Exhibit 99.1

EXECUTION VERSION

FIRST AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

This First Amendment to Limited Forbearance Agreement (this “First Amendment”), dated and effective as of July 24, 2020 (the “First Amendment Effective Date”), is by and among CHAPARRAL ENERGY, INC., a Delaware corporation (the “Borrower”), each Guarantor party hereto (the “Guarantors”), ROYAL BANK OF CANADA, as Administrative Agent (the “Administrative Agent”), the Issuing Bank, each of the Lenders party hereto and each of the Secured Swap Providers party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the other Agents party thereto, the Issuing Bank, and the Lenders are parties to that certain Tenth Restated Credit Agreement dated as of December 21, 2017 (as amended, restated, or otherwise modified prior to the date hereof, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meanings given such terms in the Credit Agreement);

WHEREAS, the Borrower, the Issuing Bank, the Administrative Agent and the Lenders party thereto are party to that certain Limited Forbearance Agreement dated as of July 15, 2020 (the “Forbearance Agreement”);

WHEREAS, the parties hereto desire to enter into this First Amendment to (a) amend certain terms of the Forbearance Agreement as more specifically set forth herein and (b) reflect the parties’ agreements in respect of the Credit Parties’ Swap Agreements as more specifically set forth herein, in each case to be effective on the First Amendment Effective Date.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors (including, to the extent applicable, in its capacity as a counterparty to a Swap Agreement with a Secured Swap Provider), the Administrative Agent, the Issuing Bank, the Lenders party hereto and the Secured Swap Providers party hereto hereby agree as follows:

SECTION 1.    Amendments to Forbearance Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3(a) hereof, the Forbearance Agreement is hereby amended effective as of the First Amendment Effective Date in the manner provided in this Section 1.

1.1    Amendments to Milestones. Clauses (a) and (b) of Section 6.1 of the Forbearance Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“(a)     (i) By no later than the time by which any Secured Swap Provider has advised the applicable Credit Party that a consensual termination of Swap Agreements must occur in order for such Secured Swap Provider to make payments of proceeds in respect thereof prior to 3:00 p.m. Eastern Time on July 31, 2020, the applicable Credit Party shall have agreed with such Secured Swap Provider to the consensual termination of all Swap Agreements between such Credit Party and such

Secured Swap Provider in existence on July 15, 2020 and (ii) by no later than 3:00 p.m. Eastern Time on July 31, 2020, the Credit Parties shall have caused the Loans to be repaid in accordance with and to the extent required by Section 2 of the First Amendment to this Agreement dated as of July 24, 2020, together with all accrued interest thereon and any applicable Break Funding Payments as required under Section 5.02 of the Credit Agreement. For the avoidance of doubt, the principal payment required under this Section 6.1(a) shall be required in addition to, and shall not constitute any full or partial satisfaction of, the monthly Borrowing Base Deficiency cure payments that the Borrower is required to make under Section 3.04(c) of the Credit Agreement in respect of the Borrowing Base Deficiency that exists on the date of this Agreement.

(b)     [Reserved.]”

SECTION 2.    Agreements Regarding Swap Agreements. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3(b) hereof:

2.1    Payment of Swap Agreement Termination Proceeds Directly to Administrative Agent. Notwithstanding anything to the contrary contained in any applicable Swap Agreement, the Credit Parties and the Administrative Agent hereby direct each Secured Swap Provider to, and each Secured Swap Provider hereby agrees to, to the extent (a) not previously paid on or prior to the date hereof and (b) that the applicable Credit Party has complied with Section 6.1(a)(i) of the Forbearance Agreement (as amended hereby) with respect to the Swap Agreements with such Secured Swap Provider, pay all net cash proceeds to the extent payable by such Secured Swap Provider to the Credit Party (after giving effect to any offset of amounts by any Secured Swap Provider in connection with or to facilitate the early settlement of any trades under such Swap Agreement as provided for herein) from any termination or settlement of any Swap Agreement between such Secured Swap Provider and the Credit Party that was in existence (including any trades that had matured but not yet been settled prior to) on July 15, 2020, directly to the Administrative Agent (per the wire instructions set forth in Section 2.5) on July 31, 2020 (and prior to 3:00 p.m. Eastern Time on such day) for application as set forth in Section 2.3 hereof; provided that any such amounts shall be calculated in accordance with prevailing market practices. Each Secured Swap Provider agrees, upon request of the applicable Credit Party pursuant to Section 6.1(a)(i) of the Forbearance Agreement (as amended hereby) to a consensual unwind of all the then outstanding Swap Agreements between such Credit Party and such Secured Swap Provider, to calculate any applicable aggregate close-out amounts (which amounts shall be calculated in accordance with prevailing market practices) and to communicate such amounts to such Credit Party.

2.2    Borrower Payment of Swap Agreement Termination Proceeds. To the extent any Credit Party previously received, on or prior to the date hereof, any cash proceeds from any termination or settlement of any Swap Agreement that was in existence on (including any trades that had matured but not yet been settled prior to) July 15, 2020, the Borrower agrees to pay 100% of such cash proceeds directly to the Administrative Agent (per the wire instructions set forth in Section 2.5) on July 31, 2020 (and prior to 3:00 p.m. Eastern Time on such day) for application as set forth in Section 2.3 hereof.

2.3    Application of Payments. The Administrative Agent, the Lenders party hereto and the Borrower agree that:

(a)    the Administrative Agent shall apply the net cash proceeds received by it in accordance with the foregoing Sections 2.1 and 2.2 as a principal payment in respect of the Loans in accordance with the Credit Agreement, which principal payment shall be in an aggregate principal amount equal to (i) if such net cash proceeds are equal to or greater than $24,000,000, the greater of (A) $24,000,000 and (B) an amount equal to (x) 100% of such net cash proceeds minus (y) $9,000,000 or (ii) if such net cash proceeds are less than $24,000,000, 100% of such net cash proceeds; and

(b)    if the aggregate amount of such net cash proceeds received by the Administrative Agent in accordance with the foregoing Sections 2.1 and 2.2 is in excess of the amount applied as a principal payment in respect of the Loans pursuant to Section 2.3(a), the Administrative Agent shall promptly (but not later than August 3, 2020) pay such excess amounts to the Borrower.

2.4    No Automatic Borrowing Base Reduction. Notwithstanding anything in the Credit Agreement to the contrary, the Borrower and the Required Lenders agree that the termination of all of the Credit Parties’ Swap Agreements in existence on July 15, 2020 in accordance with Section 6.1(a) of the Forbearance Agreement (as amended hereby) shall not result in an automatic reduction of the Borrowing Base, and the Required Lenders hereby consent to the termination of such Swap Agreements in accordance with Section 6.1(a) of the Forbearance Agreement (as amended hereby).

2.5    Administrative Agent Wiring Instructions. All amounts to be paid to the Administrative Agent pursuant to this Section 2 shall be made by wire transfer to the Administrative Agent to the account listed on Schedule I attached hereto.

SECTION 3.    Condition Precedent to this First Amendment.

(a)    The effectiveness of the amendments set forth in Section 1 above is subject to the Administrative Agent having received counterparts hereof duly executed by the Administrative Agent, the Issuing Bank, the Borrower, each Guarantor and Lenders constituting Majority Lenders as of the First Amendment Effective Date.

(b)    The effectiveness of the agreements set forth in Section 2 above is subject to the Administrative Agent having received counterparts hereof duly executed by the Administrative Agent, the Borrower, each Guarantor (including, to the extent applicable, in its capacity as a counterparty to a Swap Agreement with a Secured Swap Provider), Lenders constituting Required Lenders and each Secured Swap Provider that is party to a Swap Agreement with a Credit Party as of the First Amendment Effective Date.

SECTION 4.    Representations and Warranties of the Credit Parties. To induce the Lenders and Administrative Agent to enter into this First Amendment, each Credit Party (including, to the extent applicable, in its capacity as a counterparty to a Swap Agreement with a

Secured Swap Provider) hereby represents and warrants to the Lenders, Secured Swap Providers, the Issuing Bank and Administrative Agent as follows:

4.1    Duly Organized. Each Credit Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has the requisite organizational power and authority to perform its obligations under this First Amendment and the other Loan Documents to which it is a party.

4.2    Authority. The execution, delivery and performance by each Credit Party of this First Amendment (a) is within such Person’s corporate, limited liability company or partnership powers, (b) has been duly authorized by all necessary corporate, limited liability company or partnership action, (c) requires no action by or in respect of, or filing with, any Governmental Authority, agency or official, (d) does not violate any applicable law or regulation in any material respect, (e) does not violate in any respect or result in a default under any agreement in respect of Material Debt binding upon such Person and (f) does not result in the creation or imposition of any Lien upon any Property of such Person (other than the Liens created by the Loan Documents). Pursuant to such corporate, limited liability company or partnership powers, this First Amendment has been duly executed and delivered by each Credit Party.

4.3    Validity and Enforceability. This First Amendment constitutes the valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.4    No Defenses. No Credit Party has any defenses to payment, counterclaims, or rights of setoff or recoupment with respect to any obligations applicable to such Person owing to the Administrative Agent, the Issuing Bank or any Lender as of the First Amendment Effective Date, including, without limitation, the Loans and the other Indebtedness. Without taking into effect the terms, conditions, and agreements set forth in the Forbearance Agreement, as a result of the Specified Default (as defined in the Forbearance Agreement), the Administrative Agent has the right to, in its sole and absolute discretion or at the direction of the Majority Lenders, declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable under the Credit Agreement and under any other Loan Document to be immediately due and payable.

4.5    No Other Defaults. Except for the Specified Default (as defined in the Forbearance Agreement), no other Default or Event of Default has occurred and is continuing.

4.6    Ratification of Loan Documents and Collateral. Except as modified by this First Amendment, each Credit Party hereby acknowledges, ratifies, reaffirms and agrees that each of the Loan Documents to which it is a party and the first priority, perfected Liens and security interests created thereby in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral, are and will remain in full force and effect and binding on such Person, and are enforceable in accordance with their respective terms and applicable law. By its execution hereof, each Credit Party (in their respective individual capacities and in their respective capacities as member, shareholder or partner of each Credit Party, as applicable) acknowledges, ratifies and reaffirms all of the terms and provisions of the Loan Documents and the enforceability thereof against it, which terms and provisions, except as modified herein, are incorporated by reference as of the First Amendment Effective Date as if set forth herein including, without limitation, all

Promises, agreements, warranties, representations, covenants, releases, and indemnifications contained therein. Without limitation of the foregoing, the Borrower hereby acknowledges, ratifies and confirms the Credit Agreement and all of its debts and obligations to the Administrative Agent, the Issuing Bank and the Lenders thereunder; each Credit Party hereby acknowledges, ratifies and confirms its guaranty of the Indebtedness under the Credit Agreement and all of its debts and obligations to the Administrative Agent, the Issuing Bank and the Lenders thereunder.

4.7    Swap Agreement Termination Proceeds. The aggregate amount of net cash proceeds received by the Credit Parties prior to the effectiveness of this First Amendment in respect of the termination or settlement of any Swap Agreements that were in existence on (including any trades that had matured but not yet been settled prior to) July 15, 2020 is $0.

SECTION 5.    Representations and Warranties of the Administrative Agent and the Secured Swap Providers. To induce the Credit Parties to enter into this First Amendment, the Administrative Agent and each Secured Swap Provider (each, a “Bank Party”) hereby represents and warrants to the Credit Parties as follows:

5.1    Duly Organized. Each Bank Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has the requisite organizational power and authority to perform its obligations under this First Amendment and the other Loan Documents to which it is a party.

5.2    Authority. The execution, delivery and performance by each Bank Party of this First Amendment is within such Person’s corporate, limited liability company or partnership powers and has been duly authorized by all necessary corporate, limited liability company or partnership action. Pursuant to such corporate, limited liability company or partnership powers, this First Amendment has been duly executed and delivered by each Bank Party.

5.3    Validity and Enforceability. This First Amendment constitutes the valid and binding obligation of each Bank Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 6.    Miscellaneous.

6.1    Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.2    Legal Expenses. The Borrower hereby agrees to pay, as and when required by Section 12.03 of the Credit Agreement, all reasonable and documented out-of-pocket fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

6.3    Counterparts. This First Amendment may be executed in counterparts (and by the different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by fax or other electronic transmission (e.g., ..pdf) shall be effective as delivery of a manually executed counterpart of this First Amendment.

6.4    Complete Agreement. THIS FIRST AMENDMENT, THE FORBEARANCE AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

6.5    Loan Documents. This First Amendment is a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. To the extent of a conflict or inconsistency between this First Amendment and any of the other Loan Documents, this First Amendment shall control.

6.6    Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

6.7    Effectiveness. This First Amendment shall be effective automatically and without necessity of any further action by the Borrower, the Administrative Agent or Lenders when counterparts hereof have been executed in accordance with Section 3 hereof, and all conditions to the effectiveness hereof set forth herein have been satisfied. The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this First Amendment, and such notice shall be conclusive and binding.

6.8    Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:	CHAPARRAL ENERGY, INC., a Delaware corporation

	By:	/s/ Charles Duginski
	Name:	Charles Duginski
	Title:	Chief Executive Officer
GUARANTORS (INCLUDING, TO THE EXTENT APPLICABLE, IN ITS CAPACITY AS A COUNTERPARTY TO A SWAP AGREEMENT WITH A SECURED SWAP PROVIDER):	CHAPARRAL ENERGY, L.L.C., an Oklahoma limited liability company

	By:	/s/ Charles Duginski
	Name:	Charles Duginski
	Title:	Chief Executive Officer

CHAPARRAL RESOURCES, L.L.C., an Oklahoma limited liability company

	By:	/s/ Charles Duginski
	Name:	Charles Duginski
	Title:	Chief Executive Officer

CHAPARRAL CO2, L.L.C., an Oklahoma limited liability company

	By:	/s/ Charles Duginski
	Name:	Charles Duginski
	Title:	Chief Executive Officer

CEI ACQUISITION, L.L.C., a Delaware limited liability company

	By:	/s/ Charles Duginski
	Name:	Charles Duginski
	Title:	Chief Executive Officer

SIGNATURE PAGE

FIRST AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

CEI PIPELINE, L.L.C., a Texas limited liability company

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

CHAPARRAL REAL ESTATE, L.L.C., an Oklahoma limited liability company

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

GREEN COUNTRY SUPPLY, INC., an Oklahoma corporation

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

CHAPARRAL EXPLORATION, L.L.C., a Delaware limited liability company

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

ROADRUNNER DRILLING, L.L.C., an Oklahoma limited liability company

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

CHAPARRAL BIOFUELS, L.L.C., an Oklahoma limited liability company

By:	/s/ Charles Duginski
Name:	Charles Duginski
Title:	Chief Executive Officer

SIGNATURE PAGE

FIRST AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA

	By:	/s/ Rodica Dutka
	Name:	Rodica Dutka
	Title:	Manager, Agency Services Group

SIGNATURE PAGE

FIRST AMENDMENT TO LIMITED FORBEARANCE AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER AND ISSUING BANK:	ROYAL BANK OF CANADA

	By:	/s/ Leslie P. Vowell
	Name:	Leslie P. Vowell
	Title:	Authorized Signatory

SCHEDULE I

LENDER AND SECURED SWAP PROVIDER:

CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Michael P. Robinson
	Name:	Michael P. Robinson
	Title:	Vice President

SCHEDULE I

LENDER:

NATIXIS, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

SECURED SWAP PROVIDER:

NATIXIS

	By:	/s/ Gregory Fage
	Name:	Gregory Fage
	Title:	MD

	By:	/s/ Scott Adams
	Name:	Scott Adams
	Title:	Executive Director

SCHEDULE I

LENDER AND SECURED SWAP PROVIDER:

KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Dale Conder
	Name:	Dale Conder
	Title:	SVP

SCHEDULE I

LENDER:	SOCIÉTÉ GÉNÉRALE

	By:	/s/ Roberto Simon
	Name:	Roberto Simon
	Title:	Managing Director

SCHEDULE I

LENDER:

ABN AMRO CAPITAL USA LLC

	By:	/s/ Hugo Diogo
	Name:	Hugo Diogo
	Title:	Authorized Signatory

	By:	/s/ Francis Ballard, Jr.
	Name:	Francis Ballard, Jr.
	Title:	Director

SECURED SWAP PROVIDER:

ABN AMRO BANK N.V.

	By:	/s/ Hugo Diogo
	Name:	Hugo Diogo
	Title:	Authorized Signatory

	By:	/s/ Alexander Lange
	Name:	Alexander Lange
	Title:	Authorized Signatory

SCHEDULE I

LENDER:

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

	By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Authorized Signer

	By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signer

SECURED SWAP PROVIDER:

CANADIAN IMPERIAL BANK OF COMMERCE

	By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Authorized Signer

	By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signer

SCHEDULE I

LENDER:	BBVA USA

	By:	/s/ Gabriela Azcarate
	Name:	Gabriela Azcarate
	Title:	Senior Vice President

SCHEDULE I

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

	By:	/s/ Ronald E Spitzer
	Name:	Ronald E Spitzer
	Title:	Managing Director

	By:	/s/ Kathleen Sweeney
	Name:	Kathleen Sweeney
	Title:	Managing Director

SCHEDULE I

LENDER:	AG ENERGY FUNDING, LLC

By: Angelo, Gordon & Co., L.P. as its Manager

	By:	/s/ Todd Dittmann
	Name:	Todd Dittmann
	Title:	Authorized Person

SCHEDULE I

LENDER:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

	By:	/s/ Brian MacFarlane
	Name:	Brian MacFarlane
	Title:	Authorized Signatory

SECURED SWAP PROVIDER:

THE TORONTO-DOMINION BANK

	By:	/s/ Craig DeBellefeuille
	Name:	Craig DeBellefeuille
	Title:	Director

	By:	/s/ Sundeep Bhakoo
	Name:	Sundeep Bhakoo
	Title:	Managing Director

SCHEDULE I

LENDER:

BANK OF AMERICA, N.A.

	By:	/s/ Tyler D. Levings
	Name:	Tyler D. Levings
	Title:	Director

SECURED SWAP PROVIDER:

BANK OF AMERICA, N.A.

	By:	/s/ Tyler D. Levings
	Name:	Tyler D. Levings
	Title:	Director

MERRILL LYNCH COMMODITIES, INC.

	By:	/s/ Don Wellithorpe
	Name:	Don Wellithorpe
	Title:	Vice President

SCHEDULE I

LENDER:	COMERICA BANK

	By:	/s/ Garrett Merrell
	Name:	Garrett Merrell
	Title:	Vice President

SCHEDULE I

LENDER:	EAST WEST BANK

	By:	/s/ Kaylan Hopson
	Name:	Kaylan Hopson
	Title:	First Vice President

SCHEDULE I